                                                                                       Exhibit 10.34b

                                              SECOND AMENDMENT TO THE
                                       O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                                          SAVINGS AND PROFIT SHARING PLAN
                                            (July 1, 1997 Restatement)

         This  Amendment  is  made  by  O'Sullivan   Industries   Holdings,   Inc.,  a  Delaware  corporation  (the
"Employer").

         WHEREAS, the Employer sponsors the O'Sullivan  Industries  Holdings,  Inc. Savings and Profit Sharing Plan
(the "Plan"); and

         WHEREAS,  pursuant to the terms of the Plan,  the Employer  reserved the right to amend the Plan from time to time in its discretion; and

         WHEREAS,  the Plan was most recently amended and restated in its entirety  generally  effective as of July
1, 1997; and

         WHEREAS,  the Employer desires to amend the Plan to modify the eligibility  requirements for participation and to make certain other administrative changes.

         NOW,  THEREFORE,  the Plan is amended as follows  effective as of January 1, 2004, except as otherwise set forth herein:

         A.       The last  sentence  of the third  paragraph  of  Article I -  Introduction  is amended to read as follows:

         "The Plan and Trust are  designed  to permit  the  investment  of up to 49% of the  assets of the
         Plan in  "qualifying  employer  securities"  within  the  meaning  of  Section  407(d)(5)  of the
         Employee Retirement Income Security Act of 1974, as amended."

B.       The  definition of "Six Months of  Eligibility  Service" under Section 2.33 is deleted in its entirety and the section is reserved for future use.

C.       The  definition  of "Year of  Eligibility  Service"  under Section 2.28 is deleted in its entirety and the section is reserved for future use.

D.       Section 3.01 is amended to read in its entirety as follows:

                  3.01     Eligibility to Participate.

                  (a)      An Employee  shall  become a  Participant  in this Plan on the first Entry Date coinciding  with or next  following  the later  of:  (i) the date he has  completed  900 Hours of
         Service, or (ii) the date he has completed six months of employment with the Employer.

                  (b)      Notwithstanding  the preceding  provisions of this Section,  any individual who was a Participant  in the Plan on January 1, 2004,  shall continue his  participation  as of such date.

E.       Section 3.02 is amended to read as follows:

                  3.02     Participation Upon Reemployment.

                  (a)      If a Participant  terminates  employment and is  subsequently  reemployed as an
         Employee of an  Employer,  such  Employee  shall again become a  Participant  hereunder as of the date of his reemployment  and shall be eligible to elect to make Employee  Pre-Tax  Contributions as of the Entry Date coinciding with or next succeeding his date of reemployment.

                  (b)      If  an  Employee   terminates   employment  after  completion  of  the  service
         requirement  of Section 3.01 but before the next  following  Entry Date (so as to not have become a  Participant  prior  to  termination)  and is  subsequently  reemployed  as an  Employee  of an
         Employer,  such Employee shall commence  participation  hereunder as of the Entry Date coinciding with or next succeeding his date of reemployment.

                  (c)      If an  Employee  terminates  employment  prior  to  completion  of the  service requirement of Section 3.01 and is  subsequently  reemployed as an Employee,  he shall be treated as a new Employee as of his reemployment date;  provided,  however, if the Employee is reemployed within 12  consecutive  months after such  termination  of employment (or within 24 months if the termination  of  employment  was due to  pregnancy of the  Employee,  the birth of a child of the
         Employee,  the  placement  of a child with the  Employee in  connection  with the adoption of the child by the  Employee,  or caring  for the child for a period  beginning  immediately  following such a birth or  placement),  the  Employee's  break in  service  shall  be  disregarded  and the
         Employee shall be treated as having a continuous period of service.

F.       The second paragraph of Section 6.01 is amended to read as follows:

                  The Committee  shall approve the requested  withdrawal  only if it shall  determine,  in the sole judgment and discretion of the  Committee,  that the  Participant  has made a sufficient showing of financial  hardship and that such  withdrawal or  distribution is necessary to satisfy such hardship.  For the purposes  hereof,  the term  "financial  hardship" means an immediate and heavy financial need caused by one or more of the following:

                  (a)      Unreimbursed  and  unreimbursable  expenses for medical care  described in Code
         Section  213(d)  previously  incurred  by  the  Participant,  the  Participant's  spouse,  or any dependents  of the  Participant  (as defined in Code Section 152) or necessary  for these persons to obtain medical care described in Code Section 213(d);

                  (b)      Payment  of tuition  and  related  educational  fees and room and board for the next twelve months of post-secondary  education for the Participant,  his or her spouse, children or dependents (as defined in Code Section 152);

                  (c)      Payments  necessary  to  prevent  the  eviction  of the  Participant  from  his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                  (d)      Costs  directly  related  to the  purchase  of a  principal  residence  for the
         Participant (excluding mortgage payments).

G.       The last paragraph of Section 6.01 is amended to read as follows:

                  Amounts  withdrawn  from a  Participant's  Employee  Pre-Tax  Contributions  Account or  Rollover
         Account  pursuant to this  Section  6.01 shall be made from the Accounts  and/or  Investment  Funds in the manner determined by the Committee in its discretion.

H.       Subsection 6.02(a) is amended to read as follows:

                           The amount of any such loan made from  Available  Loan  Accounts  shall be made from the
                  Investment  Funds in the manner  determined by the Committee in its  discretion.  Repayments with respect to any loan shall be invested in accordance  with the investment  election in effect with respect to contributions for the Participant at the time of such repayment.

I.       The top heavy vesting schedule under Section 11.07 is clarified to read as follows:

                       Years of Vesting Service               Percent of Account

                           Less than 2                                    0%
                           2                                             20%
                           3                                             40%
                           4                                             60%
                           5 or more                                   100%

J.       In all other respects, the Plan shall remain in effect.

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         IN WITNESS  WHEREOF,  the  Employer  has  executed  this  Amendment  this 29th day of January,  2004,  but effective as of January 1, 2004.

                                                     O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                                             /s/ Richard D. Davidson
                                                     By______________________________________
                                                              Richard D. Davidson
                                                              President and Chief Operating Officer
Attest:

  /s/ Rowland H. Geddie, III
__________________________________
Rowland H. Geddie, III
Vice President, General Counsel
and Secretary

                                               SUMMARY OF AMENDMENT

         A.       Article I is revised to limit the  investment  in employer  securities  to 49% (rather than 100%)
of the Plan's assets.

         B.       The  definition  of "Six Months of  Eligibility  Service" is deleted since that term is no longer used within the Plan.

         C.       The  definition  of "One Year of  Eligibility  Service"  is deleted  since that term is no longer used within the Plan.

         D.       Section  3.01 is modified  to reflect a change in the Plan's  eligibility  requirements  for plan years beginning on and after January 1, 2004.

         E.       Section  3.02 is modified  to reflect a change in the Plan's  eligibility  requirements  for plan years beginning on and after January 1, 2004.

         F.       The second  paragraph of Section 6.01 is amended to allow  hardship  withdrawals  for purposes of purchasing a participant's principal residence.

         G.       The last  paragraph of Section 6.01 is amended to allow the Plan  Administrator  to determine the source of accounts from which hardship withdrawals are funded.

         H.       Subsection  6.02(a)  is  amended  to allow the Plan  Administrator  to  determine  the  source of accounts from which loans are funded.

         I.       Section 11.07 is clarified to reflect the top heavy vesting schedule.